SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):          16-Dec-02

Lehman ABS Manufactured Housing Contract Senior/Subordinate
 Asset-Backed Certificates, Series 2002-A
(Exact name of registrant as specified in its charter)


          Delaware                      333-76627             13-3447441
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


745 Seventh Avenue
New York, New York                                                   10019
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 526-7000
Item 5. Other Events

  On   16-Dec-02   a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated              16-Dec-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated                     16-Dec-02


Lehman ABS Manufactured Housing Contract Senior/Subordinate
 Asset-Backed Certificates, Series 2002-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                16-Dec-02

DISTRIBUTION SUMMARY

                                                       Pass         Accrued
          Original      Beginning      Principal       Through      Interest
Class  Face Value       Balance    Distribution         Rate     Distributed
A       77,666,000    73,228,042       1,025,706      1.83125%        115,474
M-1      7,995,000     7,995,000               0      2.63125%         18,115
M-2      7,995,000     7,995,000               0      3.63125%         25,000
B-1      7,995,000     7,995,000               0      5.36363%         37,048
B-2      5,711,000     5,711,000               0      5.36363%         42,447
C        6,852,792     7,060,364               0                           (0)
R                0             0               0                            0
Total  114,214,792   109,984,406       1,025,706                      238,083


     Realized Loss                Interest          Ending
         Principal              Shortfall          Balance
Class
    A           N/A                      0      72,202,336
  M-1          0.00                      0       7,995,000
  M-2          0.00                      0       7,995,000
  B-1          0.00                      0       7,995,000
  B-2          0.00                      0       5,711,000
    C           N/A                      0       7,118,770
    R           N/A                      0               0
Total          0.00                      0     109,017,106





AMOUNTS PER $1,000 UNIT
                                                   Interest
                     Prin             Int          Carry-forward  Ending
ClassCusip           Distribution    Distribution  Amount         Balance
A    52519SAS2       13.20662851      1.48680259   0.00000000    929.65179268
M-1  52519SAT0        0.00000000      2.26579862   0.00000000   1000.00000000
M-2  52519SAU7        0.00000000      3.12690932   0.00000000   1000.00000000
B-1  52519SAV5        0.00000000      4.63385366   0.00000000   1000.00000000
B-2  52519SAW3        0.00000000      7.43246542   0.00000000   1000.00000000
C    52519SAX1        0.00000000     (0.00000000)  0.00000000   1038.81303428
R    52519SAY9        0.00000000      0.00000000   0.00000000      0.00000000


Collections Received During Due Period:

     Principal Collections:   Scheduled Principal                 111,965
          Principal Prepayments                                   629,860
          Net Liquidation Proceeds                                109,940
          Total Principal Remittance (A):                         851,765

     Available Interest:
          Interest Collections                                    631,826
          Less:  Servicer Fee                                      68,740
          Less:  Additional Servicer Fee                                0
          Less:  Back-up Servicer Fee                               8,249
          Less:  Trustee Fee                                        2,933
          Less:  Yield Maintenance Fee                            116,966
          Less:  Excess IO Strip Amount                            22,913
          Less:  Indemnification Payments                               0
          Total Available Interest (B):                           412,024

     Yield Maintenance Payments deposited to Certificate Account:
          Payments from Fixed Rate Contract Cap                         0
          Payments from Class B-1 Contract Cap                          0
          Payments from Class B-2 Contract Cap                          0
          Total Payments deposited to Certificate Account (C):          0

     Available Funds (A)+(B)+(C):                               1,263,789
     Monthly Advances included in Available Funds:                      0

Unpaid Class Principal Shortfalls
     Class A                                                            0
     Class M-1                                                          0
     Class M-2                                                          0
     Class B-1                                                          0
     Class B-2                                                          0

Class A Percentage                                                   100%
Class M-1 Percentage                                                   0%
Class M-2 Percentage                                                   0%
Class B Percentage                                                     0%
Beginning Pool Balance                                        109,984,406
     Principal Reductions                                         851,765
     Net Realized Losses                                          115,463
     Non-Cash Principal Adjustments                                    72
Ending Pool Balance                                           109,017,106

Overcollateralized Amount                                       7,118,770
Pool Factor                                                    95.449200%

Number of Repossessions in the related Due Period                       5
Balance of Repossessions in the related Due Period                180,738

Number of Repossessions that remain in inventory                        3
Balance of Repossessions that remain in inventory                  98,733

Number of Repossessions purchased by Seller                             0
Balance of Repossessions purchased by Seller                            0
Aggregate Purchase Price of Repossessions purchased by Seller           0

Class M-1 Distribution Test Satisfied                                  NO
Class M-2 Distribution Test Satisfied                                  NO
Class B Distribution Test Satisfied                                    NO
                                                         Satisfied if
Pool Performance Test             Current Level   < than or =    Satisfied
a)  Avg Sixty-Day Del Ratio             2.9041%          9%           YES
b)  Current Realized Loss Ratio         0.7189%          6%           YES
c)  Cum. Real Loss%(NA until 9/06)      0.2953%         100%          YES

Weighted Average Contract Rate                                  7.940589%
Net WAC Cap Rate                                                5.363628%

Net Wac Cap Rate Carryover Amounts       Current        Unpaid
     Class A                                0               0
     Class M-1                              0               0
     Class M-2                              0               0
     Class B-1                            121               0
     Class B-2                         16,070               0

                                    Count        Balance
31-59 days delinquent                 52      2,705,448
60-89 days delinquent                 20        842,629
90 or more days delinquent            42      2,433,570

Rolling 3 month average of delinquencies as of end of Due Period  5.7062%

Number of Contracts extended or amended                                0
Balance of Contracts extended or amended                               0
Ending number of Contracts                                         1,878
Ending balance of Contracts                                  109,017,106
Weighted Average Term to Maturity of Contracts                       318

Servicer Termination Event                                            NO

                                              Trigger Level
Servicer Trigger               Current Level     > than        Violated
a)  Avg Sixty-Day Del Ratio     2.9041%     5% for 6 mos.        NO
b)  Ann. Real. Loss Ratio(NA until 8/03)0.0000%    5%            NO
c)  Cum Loss % (NA until 9/05)          0.2953%  100%            NO

                                   Count        Balance
Prior REOs                           3         73,923
Liquidated Contracts                 6        225,403
Current REOs                         3         98,733

Amount on deposit in:
     Basis Risk Reserve Fund                                        0
     Class B-2 Certificate Reserve Account                     93,138
     Indemnification Account                                   75,000

     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lehman ABS Manufactured Housing Contract Senior/Subordinate
 Asset-Backed Certificates, Series 2002-A


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA